UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2002

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	910351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA	98004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (425) 468-7400

Item 5.  Other Events.

On August 12, 2002, registrant’s Chairman and Chief Executive Officer (Principal Executive Officer) and Vice Chairman (Principal Financial Officer) filed the certificates included as Exhibits to this report pursuant to “Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934” issued by the Securities and Exchange Commission on June 27, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date	August 12, 2002	/s/ G. D. Hatchel
G. D. Hatchel
Vice President and Controller

EXHIBITS

99.1 Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (Principal Executive Officer)

99.2  Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings (Principal Financial Officer)